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                                                                    EXHIBIT 10.1

                           METRO-GOLDWYN-MAYER INC.

                     NON-QUALIFIED STOCK OPTION AGREEMENT

                                PURSUANT TO THE

                AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN

     This Non-Qualified Stock Option Agreement (the "Agreement") is entered into as of the Date of Grant set forth below by Metro-Goldwyn-Mayer Inc., a Delaware corporation (the "Company"), and the person named below as Participant.

     Participant is a member of the Board of Directors of the Company. Pursuant to the Company's Amended and Restated 1996 Stock Incentive Plan (the "Plan"), the Board of Directors of the Company and the Compensation Committee thereof, which administers the Plan (the "Committee"), have approved the grant to Participant of an option to purchase shares of the common stock, $.01 par value per share (the "Common Stock"), of the Company on the terms and conditions set forth below and subject to the terms of the Plan and of this Agreement being entered into by Participant with the Company. The Company and Participant agree as set forth below.

     1.  Grant of Option; Certain Terms and Conditions.  The Company hereby
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grants to Participant, and Participant hereby accepts, as of the date of grant set forth below (the "Date of Grant"), an option (the "Option") to purchase the number of shares of Common Stock set forth below (the "Option Shares") at the exercise price per share set forth below (the "Exercise Price"), which Option will expire at 5:00 p.m., West Coast Time, on the expiration date set forth below (the "Expiration Date") and will be subject to all of the terms and conditions set forth in the Plan and this Agreement . On each anniversary of the Date of Grant, the Option will become exercisable to purchase ("vest with respect to") that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the annual vesting rate set forth below.

          Participant:                   ____________________________

          Date of Grant:                                   __________

          Number of shares purchasable:                    __________

          Exercise Price:                                  __________

          Expiration Date:                                 __________

          Annual Vesting Rate:                                    20%

     The Option will vest with respect to 20% thereof on the first anniversary of the Date of Grant and thereafter with respect to 1/60 thereof on the first day of each month through and
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including the fifth anniversary of the Date of Grant, except to the extent the
Option is earlier terminated in whole or in part.

     The Option is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code, as amended.

     2. Termination of Option.
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     (a)  Cessation of Service.
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          (i)  Death or Permanent Disability.  If Participant ceases to be a member of the Board of Directors by reason of Participant's death or permanent disability, then (A) the portion of the Option that has not vested on or prior to the date of Participant's death or permanent disability will terminate on that date and (B) the remaining vested portion of the Option will terminate upon the earlier of the Expiration Date and the first anniversary of the date of Participant's death or permanent disability.

          (ii) Other Cessation. If Participant ceases to be a member of the Board of Directors for any reason other than death or permanent disability, then: (A) the portion of the Option that has not become vested on or prior to the effective date of such cessation of service will terminate on such date; and (B) the remaining vested portion of the Option will terminate upon the earlier of the Expiration Date and the date that is 90 days after the effective date of such cessation of service.

     (b)  Death Following Cessation of Service.  Notwithstanding anything to the
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contrary in this Agreement, if Participant dies at any time after the cessation of his or her service and prior to the date on which the Option is terminated pursuant to Section 2(a) above, then the vested portion of the Option will terminate on the earlier of the Expiration Date or the first anniversary of the date of Participant's death.

     3.  Adjustments; Merger and Similar Effect Transactions.  If the
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outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a merger, consolidation or other acquisition of all or substantially all of the stock or assets of the Company (however structured) (each an "Acquisition"), reorganization, recapitalization, restructuring, reclassification, dividend (other than ordinary quarterly cash dividends) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, the Committee will, in accordance with the provisions of the Plan, make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option.

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     4.  Exercise.
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     (a)  Only the vested portion of the Option may be exercised and, subject to the limitations in Section 2 and to this Section 4, the Option may be exercised as to the portion that is then vested at any time and from time to time until the Option expires or is terminated.

     (b) Except as otherwise provided in Paragraph 8, the Option may be exercisable during Participant's lifetime only by Participant or by Participant's guardian or legal representative and, after Participant's death, only by the person or entity entitled to do so under Participant's last will and testament or applicable intestate law.

     (c) The Option may only be exercised by the delivery to the Company of a written notice of such exercise (the "Exercise Notice"), which notice must specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares, together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by one or more of the following means selected by Participant in his or her sole discretion:

          (i) the delivery to the Company of a certificate or certificates representing shares of Common Stock that are "mature" shares (as that term is used in Bulletin No. 84-18 of the Emerging Issues Task Force of the Financial Accounting Standards Board), duly endorsed or accompanied by duly executed stock powers, which delivery effectively transfers to the Company good and valid title to those shares of Common Stock, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares of Common Stock to be valued on the basis of the aggregate "Fair Market Value" (defined in the Plan) on the date Participant delivers his or her Exercise Notice applicable to that exercise to the Company (the "Option Determination Date")); or

          (ii) the delivery, concurrently with the exercise and in accordance with Section 220.3(e)(4) of Regulation T promulgated under the Securities Exchange Act of 1934, as amended (or, if applicable, any successor Section), of a properly executed Exercise Notice and irrevocable instructions to a broker promptly to deliver to the Company a specified dollar amount of the proceeds of a sale or a loan secured by the shares of Common Stock issuable upon any exercise of the Option.

     5.  Payment of Withholding Taxes.  If the Company becomes obligated to
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withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the "Withholding Liability"), then Participant must, on the date of exercise and as a condition to the issuance of the Purchased Shares, pay the Withholding Liability to the Company in cash or by check payable to the Company, by the tendering of shares of Common Stock with a Fair Market Value, as of the day preceding the date of such exercise, equal to the amount of the Withholding Liability or by a reduction in the number of shares of Common Stock or other securities or property otherwise issuable pursuant to the exercise of the Option with a Fair Market Value, as of the day preceding the date of such

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exercise, equal to the amount of Withholding Liability as of the Option
Determination Date with respect to the exercise of the Option. Participant consents to the Company withholding the full amount of the Withholding Liability from any compensation or other amounts otherwise payable to Participant if Participant does not pay the Withholding Liability to the Company on the date of exercise of the Option, and Participant agrees that the withholding and payment of any such amount by the Company to the relevant taxing authority will constitute full satisfaction of the Company's obligation to pay such compensation or other amounts to Participant. Participant will indemnify the Company and hold it harmless from and against any federal, state or local withholding tax liability (including interest and penalties) that results from any exercise of the Option, except to the extent that (i) any such penalties result from the failure of the Company to make a good faith determination of the amounts to withhold from Participant or (ii) any such liabilities, interest or penalties result from the failure of the Company to pay over to the relevant taxing authorities any sums withheld from, or paid to the Company by, Participant to satisfy any Withholding Liability.

     6.  Notices.  All notices and other communications required or permitted to
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be given pursuant to this Agreement must be in writing and will be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 2500 Broadway Street, Santa Monica, California 90404, Attention: Corporate Secretary, or to Participant at the address set forth beneath Participant's signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

     7.  Stock Exchange Requirements; Applicable Laws.  Notwithstanding anything
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to the contrary in this Agreement, no shares of Common Stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, will be issued or delivered if (a) such shares have not been listed, subject to notice of issuance, on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

     8.  Transferability.  Except as otherwise provided in this Paragraph 8,
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neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution. However, Participant, with the approval of the Committee, may transfer the Option for no consideration to or for the benefit of Participant's Immediate Family (including, without limitation, to a trust for the benefit of Participant's Immediate Family or to a partnership or limited liability company for one or more members of Participant's Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer. The term Immediate Family shall mean Participant's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Participant).

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     9.  Plan.  The Option is granted pursuant to the Plan, as in effect on the
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Date of Grant, and is subject to all the terms and conditions of the Plan, as it may be amended from time to time; provided, however, that no amendment may deprive Participant, without Participant's consent, of the Option or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan will be final and binding upon Participant. Until the Option expires, terminates or is exercised in full, the Company will, upon written request therefor, send a copy of the Plan, in its then-current form, to Participant or any other person or entity then entitled to exercise the Option.

     10.  Stockholder Rights.  The Option is not considered to be an equity
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security of the Company.  No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares prior to the date on which Participant is recorded as the holder of such Option Shares on the records of the Company.

     11.  Director Rights.  Nothing in the Plan or this Agreement shall be
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deemed to create any obligation on the part of the Board of Directors to nominate any of its members for re-election by the Company's stockholders, nor confer upon any Participant the right to remain a member of the Board of Directors for any period of time, or at any particular rate of compensation.

     12.  Certain Corporate Transactions.  Nothing in the Plan or this Agreement
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shall in any way prohibit the Company from merging with or consolidating into another corporation or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence, and in any such event (other than a merger in which the Company is the surviving corporation and under the terms of which the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged), Participant shall be entitled to receive, at the time the Option or portion thereof would otherwise become exercisable, subject to the terms of the Option, and upon payment of the Exercise Price, the same shares of stock, cash or other consideration received by stockholders of the Company in accordance with such merger, consolidation, sale or transfer of assets, liquidation or dissolution.

     13.  Investment Representation.  Participant (or any person acting for
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Participant as permitted hereunder) shall, upon demand by the Company, furnish the Company, prior to the issuance of any shares upon the exercise of all or any part of the Option, an agreement in which Participant (or such other person) represents that the shares acquired upon exercise are being acquired for investment and not with a view to the sale or distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares upon exercise of the Option and prior to expiration of the Option shall be a condition precedent to the right of the Participant (or such other person) to acquire any shares. The Company shall have the right, at its election, to place legends on the certificates representing the shares so being issued with respect to limitations on transferability imposed by federal and/or state laws, and the Company shall have the right to issue "stop transfer" instructions to its transfer agent.

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     14.  Arbitration of Disputes.
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     (a)  All disputes between Participant and the Company, however significant, arising out of, relating in any way to, or in connection with, this Agreement (including the validity, scope and enforceability of this arbitration provision) will be settled only by an arbitration (x) conducted in accordance with the then rules of the American Arbitration Association or any similar successor body and
(y) held in Los Angeles, California.

     (b) The arbitration will be held before a single arbitrator mutually agreed to by the parties to the arbitration, except that, if the parties fail to agree to an arbitrator within 20 days from the date on which the claimant's request for arbitration is delivered to the other party to the arbitration, the arbitration shall be held before an arbitrator appointed by the American Arbitration Association.

     (c) The award of the arbitrator will be made within 90 days from the date on which the arbitrator is selected. The award of the arbitrator will be final and, to the greatest extent allowed by law, the parties agree to waive their right to any form of appeal. The arbitrator may award costs and fees, including the fees of the arbitrator, to the prevailing party. Judgment on any award of the arbitrator may be entered in any court having jurisdiction or application may be made to such court for the judicial acceptance of the award and for one or more orders of enforcement.

     15.  Governing Law.  This Agreement and the Option issued under this
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Agreement are to be governed by and are to be construed and enforced in accordance with the internal laws, and not the laws pertaining to choice or conflict of laws, of the State of Delaware.

     16.  Severability; Successors.  If any provision or portion of this
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Agreement is illegal or unenforceable, the other portions of this Agreement will not be affected by the illegality or unenforceability. This Agreement will be binding on the Company and Participant and their respective successors and assigns, however such succession or assignment is effected.

METRO-GOLDWYN-MAYER INC.                     PARTICIPANT

____________________________________         __________________________________
By:  WILLIAM A. JONES                        Name:  ____________________________
     Senior Executive Vice President
                                             __________________________________
                                             Street Address

                                             __________________________________
                                             City, State and Zip Code

                                             __________________________________
                                             Social Security Number

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